UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2022

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York 14615

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (585) 647-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MNRO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 27, 2022 (“Original Filing”). The sole purpose of this Amendment is to furnish a corrected Exhibit 99.1 due to the inadvertent omission of a portion of the exhibit from the Original Filing due to a clerical error. Other than as described above, this Amendment does not modify or update any disclosures in or exhibits to the Original Filing nor does it reflect any events that may have occurred subsequent to the Original Filing.

Item 2.02	Results of Operations and Financial Condition.

On July 27, 2022, Monro, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended June 25, 2022.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following an assessment of the Company’s leadership organization and reporting structure prompted by the completion of the Company’s sale of its wholesale and tire distribution assets to American Tire Distributors, Inc. in June 2022, today the Company announced the elimination of the role of Chief Operating Officer. As a result of this position elimination, Robert J. Rajkowski will leave the Company as of July 31, 2022. Following his departure, Mr. Rajkowski will receive certain payments to which he is entitled pursuant to the Letter Agreement he entered into with the Company, dated September 30, 2019.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated July 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

August 2, 2022	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Executive Vice President – Chief Legal Officer and Secretary